                 ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-1

                         MONTHLY SERVICER'S CERTIFICATE


         Accounting Date:                                     February 28, 2001
                                                     ---------------------------
         Determination Date:                                     March 13, 2001
                                                     ---------------------------
         Distribution Date:                                      March 15, 2001
                                                     ---------------------------
         Monthly Period Ending:                               February 28, 2001
                                                     ---------------------------
         Last Month Distribution Date                         February 15, 2001
                                                     ---------------------------

         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 2000, among Associates Automobile Receivables Trust 2000-1 (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement. Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.     Collection Account Summary

        Available Funds:
                 Payments Received                                                $24,769,157.87
                 Liquidation Proceeds (excluding Purchase Amounts)                 $1,928,229.17
                 Current Monthly Advances                                             238,294.49
                 Amount of withdrawal, if any, from the Reserve Account                    $0.00
                 Monthly Advance Recoveries (due to servicer)                       ($329,682.87)
                 Purchase Amounts-Warranty and Administrative Receivables                  $0.00
                 Income from investment of funds in Trust Accounts                    $22,167.32
                                                                             --------------------
        Total Available Funds                                                     $26,628,165.98
                                                                             ====================

        Amounts Payable on Distribution Date:
                 1. Trustee and other fees                                                 $0.00
                 2. Servicing Fee                                                    $728,414.54
                 3. Class A Interest Distributable Amount
                 Class A-1 Interest                                                  $150,894.63
                 Class A-2 Interest                                                  $548,166.67
                 Class A-3 Interest                                                $1,831,083.33
                 4. First Priority Principal Distribution Amount                           $0.00
                 5. Class M Interest Distributable Amount                            $404,181.94
                 6. Second Priority Principal Distribution Amount                          $0.00
                 7. Class B Interest Distributable Amount                            $557,345.93
                 8. Reserve Account Deposit                                                $0.00
                 9. Regular Principal Distribution Amount                         $22,408,078.94
                 10. Certificate Distribution Amount                                       $0.00
                                                                             --------------------
        Total Amounts Payable on Distribution Date                                $26,628,165.98
                                                                             ====================
                 Less:  Servicing Fee                                               ($728,414.54)
                 Less: Investment Income                                             ($22,167.32)
                                                                             --------------------
        NET PAYMENT TO TRUSTEE                                                    $25,877,584.12
                                                                             ====================


                                Page 1 (2000-1)

      II. Available Funds

                    Collected Funds (see IV)
                             Payments Received                                                     $24,769,157.87
                             Liquidation Proceeds (excluding Purchase Amounts)                       1,928,229.17

                    Purchase Amounts                                                                        $0.00

                    Monthly Advances - current Monthly Period (net)                                   ($91,388.38)

                    Income from investment of funds in Trust Accounts                                  $22,167.32
                                                                                            ----------------------

                    Available Funds                                                                $26,628,165.98
                                                                                            ======-===============


      III. Amounts Payable on Distribution Date

                a. Taxes due and unpaid with respect to the Trust                                           $0.00
                   (not otherwise paid by AFL or the Servicer)

                b. Outstanding Monthly Advances (not otherwise reimbursed                                   $0.00
                   to Servicer and to be reimbursed on the Distribution Date)

                c. Accrued and unpaid fees (not otherwise paid by AFL or the Servicer):
                            Owner Trustee                                                                   $0.00
                            Administrator                                                                   $0.00
                            Indenture Trustee                                                               $0.00
                            Lockbox Bank                                                                    $0.00
                            Custodian                                                                       $0.00

                d. Basic Servicing Fee (not otherwise paid to Servicer)                               $728,414.54

                e. Supplemental Servicing Fees (not otherwise paid to Servicer)                             $0.00

                g. Payable from Note Interest Distribution Account
                            Class A-1 Interest Distributable Amount                                   $150,894.63
                            Class A-2 Interest Distributable Amount                                   $548,166.67
                            Class A-3 Interest Distributable Amount                                 $1,831,083.33
                            Class M Interest Distributable Amount                                     $404,181.94
                            Class B Interest Distributable Amount                                     $557,345.93

                h. Payable from Note Principal Distribution Account
                            Payable to Class A-1 Noteholders                                       $22,408,078.94
                            Payable to Class A-2 Noteholders                                                $0.00
                            Payable to Class A-3 Noteholders                                                $0.00
                            Payable to Class M Noteholders                                                  $0.00
                            Payable to Class B Noteholders                                                  $0.00

                I. Reserve Account Deposit                                                                  $0.00
                                                                                            ----------------------
                   Total amounts payable on Distribution Date                                      $26,628,165.98
                                                                                            ======================


                                Page 2 (2000-1)

      IV. Collected Funds

                Payments Received:
                         Supplemental Servicing Fees                                                           $0.00
                         Amount allocable to interest                                                  $9,554,378.40
                         Amount allocable to principal                                                $15,214,779.47
                         Amount allocable to Insurance Add-On Amounts                                          $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed                          $0.00
                         to the Servicer prior to deposit in the Collection Account)
                                                                                               ----------------------

                Total Payments Received                                                               $24,769,157.87

                Liquidation Proceeds:
                         Gross amount realized with respect to Liquidated Receivables                  $1,948,032.18

                         Less: (i) reasonable expenses incurred by Servicer                               $19,803.01
                         in connection with the collection of such Liquidated
                         Receivables and the repossession and disposition
                         of the related Financed Vehicles and (ii) amounts required to be refunded to Obligors on such Liquidated Receivables
                                                                                               ----------------------

                Net Liquidation Proceeds                                                               $1,928,229.17
                                                                                               ----------------------

                Total Collected Funds                                                                 $26,697,387.04
                                                                                               ======================

      V. Purchase Amounts Deposited in Collection Account

                Purchase Amounts - Warranty Receivables                                                        $0.00
                Purchase Amounts - Administrative Receivables                                                  $0.00

                Total Purchase Amounts                                                                         $0.00
                                                                                               ======================


      VI. Reimbursement of Outstanding Monthly Advances

                Outstanding Monthly Advances                                                              614,863.11

                Outstanding Monthly Advances to be reimbursed out of                                      238,294.49
                   Available Funds on the Distribution Date

                Monthly Advances - Recoveries                                                             329,682.87
                                                                                               ----------------------

                Outstanding Monthly Advances - immediately following the Distribution Date                523,474.73
                                                                                               ======================

      VII. Calculation of Interest and Principal Payments
           A. Calculation of Class A-1 Interest Distributable Amount
                Class A-1 Interest Rate                                                                        6.854%
                Actual Days in Period                                                                             28
                Class A-1 Balance                                                                     $28,305,716.38
                Class A-1 Interest Carryover Shortfall                                                         $0.00
                Class A-1 Interest Distributable Amount                                                  $150,894.63
                                                                                               ======================

           B. Calculation of Class A-2 Interest Distributable Amount
                Class A-2 Interest Rate                                                                         7.15%
                Days in Period (30/360 convention)                                                                30
                Class A-2 Balance                                                                     $92,000,000.00
                Class A-2 Interest Carryover Shortfall                                                         $0.00
                Class A-2 Interest Distributable Amount                                                  $548,166.67
                                                                                               ======================



                                Page 3 (2000-1)

          C. Calculation of Class A-3 Interest Distributable Amount
                     Class A-3 Interest Rate                                                                                  7.30%
                     Days in Period (30/360 convention)                                                                         30
                     Class A-3 Balance                                                                             $301,000,000.00
                     Class A-3 Interest Carryover Shortfall                                                                  $0.00
                     Class A-3 Interest Distributable Amount                                                         $1,831,083.33
                                                                                                                ===================

           D. Calculation of Class M Interest Distributable Amount
                     Class M Interest Rate                                                                                   7.51%
                     Days in Period (30/360 convention)                                                                         30
                     Class M Balance                                                                                $64,583,000.00
                     Class M Interest Carryover Shortfall                                                                    $0.00
                     Class M Interest Distributable Amount                                                             $404,181.94
                                                                                                                ===================


           E. Calculation of Class B Interest Distributable Amount
                     Class B Interest Rate                                                                                    7.83%
                     Days in Period (30/360 convention)                                                                         30
                     Class B Balance                                                                                $85,417,000.00
                     Class B Interest Carryover Shortfall                                                                    $0.00
                     Class B Interest Distributable Amount                                                             $557,345.93
                                                                                                                ===================

           F. Calculation of First Priority Principal Distribution Amount
                     Class A Note Balance                                                                          $421,305,716.38
                     Pool Balance at End of Preceding Collection Period                                            $699,277,962.42
                     Outstanding Balance of any Class of A Notes on or after the related Final Maturity Date                 $0.00
                     First Priority Principal Distribution Amount                                                            $0.00
                                                                                                                ===================

           G. Calculation of Second Priority Principal Distribution Amount
                     Class A + Class M Note Balance                                                                $485,888,716.38
                     Pool Balance at End of Preceding Collection Period                                            $699,277,962.42
                     First Priority Principal Distribution Amount                                                            $0.00
                     Outstanding Balance of the Class M Notes on or after the related Final Maturity Date                    $0.00
                     Second Priority Principal Distribution Amount                                                           $0.00
                                                                                                                ===================

           H. Regular Principal Distribution Amount
                     Class A-1 Outstanding Principal Balance                                                        $28,305,716.38
                     Aggregate Note Balance                                                                        $571,305,716.38
                     Pool Balance at End of Preceding Collection Period                                            $699,277,962.42
                     Specified Overcollateralization Amount                                                         $89,584,865.31
                     Sum of First and Second Priority Principal Distribution Amounts                                         $0.00
                     Outstanding Balance of the Class B Notes on or after the related Final Maturity Date                    $0.00
                     Regular Principal Distribution Amount                                                          $28,305,716.38
                                                                                                                ===================

           I. Interest Distribution Amount
                     Class A-1 Interest Distributable Amount                                                           $150,894.63
                     Class A-2 Interest Distributable Amount                                                           $548,166.67
                     Class A-3 Interest Distributable Amount                                                         $1,831,083.33
                     Class M Interest Distributable Amount                                                             $404,181.94
                     Class B Interest Distributable Amount                                                             $557,345.93
                                                                                                                -------------------
                     Total Interest Distributable Amount                                                             $3,491,672.50
                                                                                                                ===================


                                Page 4 (2000-1)



           J. Principal Distribution Amount
                     First Priority Principal Distribution Amount                                                     $0.00
                     Second Priority Principal Distribution Amount                                                    $0.00
                     Regular Principal Distribution Amount                                                   $28,305,716.38
                                                                                                       ---------------------
                     Principal Distribution Amount                                                           $28,305,716.38
                                                                                                       =====================

           VIII. Reserve Account Computations
                     Reserve Account Balance at Beginning of Period                                           $4,166,737.92
                     Reserve Draw                                                                                     $0.00
                     Specified Reserve Account Balance                                                        $4,166,737.92
                     Required Deposit to Reserve Account                                                              $0.00

           IX. Specified Credit Enhancement Amount                                                           $93,751,603.24

           X. Specified Overcollateralization Amount                                                         $89,584,865.31

           XI. Calculation of Servicing Fees

                     Aggregate Principal Balance as of the first day of the Monthly Period                  $699,277,962.42
                     Multiplied by Basic Servicing Fee Rate                                                            1.25%
                     Divided by months per year                                                                          12
                                                                                                       ---------------------

                     Basic Servicing Fee                                                                        $728,414.54
                     Supplemental Servicing Fees                                                                      $0.00
                                                                                                       ---------------------
                     Total of Basic Servicing Fees and Supplemental Servicing Fees                              $728,414.54
                                                                                                       =====================


           XII. Payment Waterfall

                     Amounts Payable on Distribution Date:
                              1. Reimbursement of Monthly Advances                                                    $0.00
                              2. Trustee and other fees                                                               $0.00
                              3. Servicing Fee                                                                  $728,414.54
                              4. Class A Interest Distributable Amount
                              Class A-1 Interest                                                                $150,894.63
                              Class A-2 Interest                                                                $548,166.67
                              Class A-3 Interest                                                              $1,831,083.33
                              5. First Priority Principal Distribution Amount                                         $0.00
                              6. Class M Interest Distributable Amount                                          $404,181.94
                              7. Second Priority Principal Distribution Amount                                        $0.00
                              8. Class B Interest Distributable Amount                                          $557,345.93
                              9. Reserve Account Deposit                                                              $0.00
                              10. Regular Principal Distribution Amount                                      $22,408,078.94
                              11. Certificate Distribution Amount                                                     $0.00
                                                                                                       ---------------------
                     Total Amounts Payable on Distribution Date                                              $26,628,165.98
                                                                                                       =====================

                                Page 5 (2000-1)

XIII.  Information for Preparation of Statements to Noteholders

       a. Aggregate principal balance of the Notes as of first day of Monthly Period
                            Class A-1 Notes                                                              $28,305,716.38
                            Class A-2 Notes                                                              $92,000,000.00
                            Class A-3 Notes                                                             $301,000,000.00
                            Class M Notes                                                                $64,583,000.00
                            Class B Notes                                                                $85,417,000.00

       b. Amount distributed to Noteholders allocable to principal
                            Class A-1 Notes                                                              $22,408,078.94
                            Class A-2 Notes                                                                       $0.00
                            Class A-3 Notes                                                                       $0.00
                            Class M Notes                                                                         $0.00
                            Class B Notes                                                                         $0.00

       c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                            Class A-1 Notes                                                               $5,897,637.44
                            Class A-2 Notes                                                              $92,000,000.00
                            Class A-3 Notes                                                             $301,000,000.00
                            Class M Notes                                                                $64,583,000.00
                            Class B Notes                                                                $85,417,000.00

       d. Interest distributed to Noteholders
                            Class A-1 Notes                                                                 $150,894.63
                            Class A-2 Notes                                                                 $548,166.67
                            Class A-3 Notes                                                               $1,831,083.33
                            Class M Notes                                                                   $404,181.94
                            Class B Notes                                                                   $557,345.93

       e. 1. Class A-1 Interest Carryover Shortfall, if any (and change in amount
             from preceding statement)                                                                            $0.00
          2. Class A-2 Interest Carryover Shortfall, if any (and change in amount
             from preceding statement)                                                                            $0.00
          3. Class A-3 Interest Carryover Shortfall, if any (and change in amount
             from preceding statement)                                                                            $0.00
          4. Class M Interest Carryover Shortfall, if any (and change in amount
             from preceding statement)                                                                            $0.00
          5. Class B Interest Carryover Shortfall, if any (and change in amount
             from preceding statement)                                                                            $0.00

       g. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees,
          if any, paid by the Trustee on behalf of the Trust                                                $728,414.54

       h. Note Pool Factors (after giving effect to distributions on the Distribution Date)
                            Class A-1 Notes                                                                        2.85%
                            Class A-2 Notes                                                                      100.00%
                            Class A-3 Notes                                                                      100.00%
                            Class M Notes                                                                        100.00%
                            Class B Notes                                                                        100.00%

XIV.   Pool Balance and Aggregate Principal Balance
                    Pool Balance at beginning of Monthly Period                                         $699,277,962.42
                    Pool Balance at end of Monthly Period                                               $680,071,030.27


                                Page 6 (2000-1)

Monthly Period Liquidated Receivables                              Monthly Period Warranty Receivables

              Loan #           Amount                                            Loan #       Amount
              ------           ------                                            ------       ------
see attached listing           $0.00                               see attached listing       $0.00

XV.    Performance

       Original Pool Balance                                                                                     $833,347,584.32
       Current Pool Balance                                                                                      $680,071,030.27
       Age of the Pool (months)                                                                                                9

Delinquency Rate
       Sum of Principal Balance of Accounts 30 or more Days Delinquent                                            $18,027,617.98


Default Rate
       Cumulative balance of defaults as of the beginning of the current Accounting Period                        $18,165,636.65

       Sum of Principal Balances of Receivables that became Liquidated Receivables                                  3,992,152.68
       during the Monthly Period or that became Purchased Receivables during Monthly Period
       (if delinquent more than 30 days with respect to any portion of a Scheduled Payment at time of purchase)

       Cumulative balance of defaults as of the end of the current Accounting Period                              $22,157,789.33

Net Loss Rate

       Cumulative net losses as of the preceding Accounting Date                                                   $8,670,637.21

       Aggregate of Principal Balances as of the Accounting Date (plus accrued                                     $3,992,152.68
       and unpaid interest thereon to the end of the Monthly Period) of all
       Receivables that became Liquidated Receivables or that became Purchased
       Receivables and that were delinquent more than 30 days with respect to any portion of a Scheduled Payment as of the Accounting Date

       Liquidation Proceeds Received by Trust                                                                      $1,928,229.17

       Cumulative net losses as of the current Accounting Date                                                    $10,734,560.72


                                Page 7 (2000-1)